                                                                    EXHIBIT 99.1

                    ESPEED REPORTS THIRD QUARTER 2005 RESULTS

NEW YORK - November 3, 2005 - eSpeed, Inc. (NASDAQ: ESPD), a leading developer of electronic marketplaces and related trading technology for the global capital markets, today reported results for the third quarter ended September 30, 2005.

EARNINGS

eSpeed reported net income of $1.9 million, or $0.04 per diluted share, for the third quarter 2005 on a Generally Accepted Accounting Principles (GAAP) basis.
To reflect earnings generated from the Company's operations, eSpeed also reports non-GAAP net operating income. For the same period, the Company reported non-GAAP net operating income of $2.0 million, or $0.04 per diluted share. The difference between non-GAAP net operating income and GAAP net income for the third quarter 2005 is a $0.3 million charitable contribution to the Cantor
Fitzgerald Relief Fund, $0.5 million for patent litigation costs, a non-cash charge of $0.03 million related to business partner securities, and $0.6 million gain on investment, all net of tax. For comparative purposes, eSpeed reported non-GAAP net operating income of $6.0 million, or $0.11 per diluted share, in the third quarter 2004. See "Non-GAAP Financial Measures" below for a detailed description of eSpeed's non-GAAP net operating income.

REVENUES

eSpeed's total revenues for the third quarter 2005 were $38.8 million on a GAAP basis. For the same period, eSpeed also reported non-GAAP revenues of $37.8 million. The difference between GAAP and non-GAAP revenues for the third quarter of 2005 is a $1.0 million gain on the sale of an investment. For comparative purposes, eSpeed reported GAAP and non-GAAP total revenues of $39.8 million for the third quarter 2004.

Third quarter 2005 fully electronic revenues were $18.9 million compared to
$25.5 million for the third quarter 2004. Revenues from Software Solutions in the third quarter 2005 were $9.9 million versus $8.0 million in the third quarter 2004.

Third quarter 2005 pre-tax operating margin was 7.5 percent.

VOLUME & TRANSACTIONS

Fully electronic volume was $8.0 trillion for the third quarter 2005, an increase of 12.7 percent compared to $7.1 trillion reported by the Company for the second quarter 2005. This growth compares favorably to a 6 percent decrease in overall US Treasury volume as reported by the Federal Reserve over the same period. Market-wide average daily Federal Reserve US Treasury volume was $540 billion for the third quarter 2005. eSpeed's voice-assisted volume for the third quarter 2005 was $8.6 trillion, an increase of 15.9 percent, compared to $7.4 trillion for the second quarter 2005.

Fully electronic notional volume for new products, which eSpeed defines as mortgage-backed securities, foreign exchange, interest rate swaps, futures and repos, was $376 billion for the third quarter 2005, compared to $506 billion in the second quarter 2005, a decrease of 25.7 percent. Volume for the eSpeed
Equities direct access product was 154 million shares for the third quarter
2005, compared with 178 million shares for the second quarter 2005.

FREE CASH FLOW & CASH

The Company generated free cash flow, defined as cash from operations less net cash used in investing activities, of $11.5 million for the third quarter 2005.
Excluding related party receivables and payables, free cash flow for the third quarter 2005 was $11.7 million. As of September 30, 2005, eSpeed's cash and cash equivalents were approximately $184 million.

During the third quarter 2005, eSpeed repurchased approximately 1.2 million shares of the Company's stock for approximately $9.5 million in cash, at an average price per share of $7.93.

OUTLOOK

For the fourth quarter 2005, eSpeed expects to generate revenues of approximately $36 million and expects non-GAAP net operating income to be in the range of $0.00 to $0.01 per diluted share. This is based on the Company's expectations that the average daily Federal Reserve US Treasury volume will be between $520 and $530 billion for the fourth quarter 2005. For the full year
2005, the Company expects to generate revenues of approximately $150 million, operating expenses to be approximately $139 million and non-GAAP net operating income to be in the range of $0.13 to $0.14 per diluted share.

Howard W. Lutnick, Chairman and CEO of eSpeed, Inc. commented, "Despite seasonal weakness in trading volumes for the quarter, the results reflect our improved market position. The continued improvement of our market position in our core
U.S. Treasury business reflects the growing recognition of eSpeed's commitment to client service and product innovation. Moreover, we remain focused on enhancing our service offering to clients, through both customized pricing and technology solutions."

NON-GAAP FINANCIAL MEASURES

To supplement eSpeed's consolidated financial statements presented in accordance with GAAP and to better reflect the Company's quarter-over-quarter and comparative year-over-year operating performance, eSpeed uses non-GAAP financial measures of revenues, net income and earnings per share, which are adjusted to exclude certain expenses and gains. In addition, the Company provides a computation of free cash flow. These non-GAAP financial measurements do not replace the presentation of eSpeed's GAAP financial results but are provided to improve overall understanding of the Company's current financial performance and its prospects for the future. Specifically, eSpeed believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to the
Company's financial condition and results from operations. In addition, eSpeed's management uses these measures for reviewing the Company's financial results and evaluating eSpeed's financial performance. For the third quarter 2005, the difference between GAAP net income and non-GAAP net operating income was ($0.1)
million, net of tax. eSpeed considers "non-GAAP net operating income" to be after-tax income generated from the Company's continuing operations excluding certain non-recurring or non-core items such as, but not limited to, asset impairments, litigation judgments, costs or settlements, restructuring charges, costs related to potential acquisitions, charitable contributions, insurance proceeds, business partner securities, gains or losses on investments and similar events. The amortization of patent costs and associated licensing fees
(including those made in settlement of litigation) from such patents are generally treated as operating items. Material judgments or settlement amounts paid or received and impairments to all or a portion of such assets are generally treated as non-operating items. Management does not provide guidance of GAAP net income because certain items identified as excluded from non-GAAP net operating income are difficult to forecast.

ABOUT ESPEED, INC.

eSpeed, Inc. (NASDAQ: ESPD) is a leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global capital markets, including the world's largest government bond markets and other fixed income and equities marketplaces. eSpeed's suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial products over eSpeed's global private network or via the
Internet. eSpeed's neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world's largest fixed income and foreign exchange trading firms and major exchanges. To learn more, please visit www.espeed.com.

The information in this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, the costs and expenses of developing, maintaining and protecting our intellectual property, including judgments or settlements paid or received and their related costs, the possibility of future losses and negative cash flow from operations, the effect of market conditions, including trading volume and volatility, our pricing strategy and that of our competitors, our ability to develop new products and services, to enter new markets, to secure and

maintain market share, to enter into marketing and strategic alliances, to hire new personnel, to expand the use of our electronic system, to induce clients to use our marketplaces and services and to effectively manage any growth we achieve, the effects of the attacks on the World Trade Center on September 11,
2001, and other factors that are discussed under "Risk Factors" in eSpeed's
Annual Report on Form 10-K filed with the Securities and Exchange Commission. We believe that all forward-looking statements are based upon reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made, and we undertake no obligation to update these statements in light of subsequent events or developments. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in forward-looking statements.

CONTACTS:

INVESTORS:
Steve Wargo
212-610-3584
swargo@espeed.com

MEDIA:
Michael Geller
212-610-2430
mgeller@espeed.com

                          eSPEED, INC AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                    September 30, 2005        December 31, 2004
                                                                                  ----------------------     -------------------
                                                                                       (Unaudited)

                 ASSETS
Cash and cash equivalents                                                               $  12,291                  $  19,884
Reverse repurchase agreements with related parties                                        172,020                    189,804
                                                                                        ----------                 ----------
  Total cash and cash equivalents                                                         184,311                    209,688
Fixed assets, net                                                                          60,469                     50,605
Investments                                                                                 7,747                     12,709
Goodwill                                                                                   11,968                     11,949
Intangible assets, net                                                                     13,017                     16,097
Receivable from related parties                                                             7,817                      1,630
Other assets                                                                                6,965                      7,455
                                                                                        ----------                 ----------
           Total assets                                                                 $ 292,294                  $ 310,133
                                                                                        ==========                 ==========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Payable to related parties                                                                $ 6,057                    $ 7,113
Accounts payable and accrued liabilities                                                   32,865                     24,795
                                                                                        ----------                 ----------
     Total current liabilities                                                             38,922                     31,908

Deferred income                                                                             7,698                      8,011
                                                                                        ----------                 ----------
           Total liabilities                                                               46,620                     39,919
                                                                                        ----------                 ----------

Stockholders' Equity:
Preferred stock, par value $0.01 per share; 50,000,000 shares authorized,
none outstanding at September 30, 2005 and December 31, 2004                                   --                         --
Class A common stock, par value $.01 per share;  200,000,000 shares authorized; 34,375,135 and 34,289,773 shares issued at September 30, 2005
and December 31, 2004, respectively                                                           344                        343
Class B common stock, par value $.01 per share; 100,000,000 shares authorized; 22,139,270 shares outstanding at September 30, 2005 and
December 31, 2004                                                                             221                        221
Additional paid-in capital                                                                294,843                    294,115
Unearned stock based compensation                                                          (1,162)                    (3,080)
Treasury stock, at cost; 6,539,090 and 3,082,815 shares of Class A common stock
at September 30, 2005 and December 31, 2004, respectively                                 (62,913)                   (33,972)
Retained earnings                                                                          14,341                     12,587

                                                                                        ----------                 ----------
           Total stockholders' equity                                                     245,674                    270,214
                                                                                        ----------                 ----------

Total liabilities and stockholders' equity                                              $ 292,294                  $ 310,133
                                                                                        ==========                 ==========

                             eSPEED, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF INCOME IN ACCORDANCE WITH GAAP (UNAUDITED)
                         (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             Three Months Ended              Nine Months Ended
                                                                                September 30,                   September 30,
                                                                         --------------------------      -------------------------
                                                                           2005             2004           2005            2004
                                                                         -----------    -----------      -----------   -----------

Revenues:
     Transaction revenues with related parties
           Fully electronic transactions                                 $ 18,933         $ 25,489       $ 58,174        $ 85,170
           Voice-assisted brokerage transactions                            6,190            5,233         19,128          16,449
           Screen-assisted open outcry transactions                         1,121              225          1,931             614
                                                                         ---------        ---------      ---------       ---------
       Total transaction revenues with related parties                     26,244           30,947         79,233         102,233
     Software Solutions fees from related parties                           6,099            4,681         18,860          13,268
     Software Solutions and licensing fees from unrelated parties           3,770            3,278         11,712           9,383
     Gain on sale of investments                                            1,015                -          1,015               -
     Interest income                                                        1,644              865          4,311           2,370
                                                                         ---------        ---------      ---------       ---------
           Total revenues                                                  38,772           39,771        115,131         127,254
                                                                         ---------        ---------      ---------       ---------

Expenses:
     Compensation and employee benefits                                    13,048           10,499         38,989          29,582
     Amortization of software development costs and other intangibles       5,206            4,109         14,376          11,643
     Occupancy and equipment                                                7,712            6,322         22,657          18,622
     Professional and consulting fees                                       2,018            1,663          7,088           3,461
     Communications and client networks                                     1,931            1,684          5,569           4,892
     Marketing                                                                390              319          1,252           1,084
     Administrative fees to related parties                                 3,216            3,435         10,515           9,604
     Amortization of business partner and non-employee securities              50              136            310             722
     Acquisition related costs                                                  -                -          4,124               -
     Other                                                                  2,491            2,186          7,845           5,819
                                                                         ---------        ---------      ---------       ---------
           Total operating expenses                                        36,062           30,353        112,725          85,429
                                                                         ---------        ---------      ---------       ---------

Income before income taxes                                                  2,710            9,418          2,406          41,825

Income tax provision                                                          837            3,683            652          16,354

                                                                         ---------        ---------      ---------       ---------
Net income                                                                $ 1,873          $ 5,735        $ 1,754        $ 25,471
                                                                         =========        =========      =========       =========

Per share data:

     Basic GAAP earnings per share                                         $ 0.04           $ 0.11         $ 0.03          $ 0.46
                                                                         =========        =========      =========       =========

     Diluted GAAP earnings per share                                       $ 0.04           $ 0.10         $ 0.03          $ 0.45
                                                                         =========        =========      =========       =========

     Basic weighted average shares of common stock outstanding             50,998           54,398         51,805          55,538
                                                                         =========        =========      =========       =========

     Diluted weighted average shares of common stock outstanding           51,697           55,289         52,586          57,065
                                                                         =========        =========      =========       =========

                          eSPEED, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            Three Months Ended              Nine Months Ended
                                                                               September 30,                  September 30,
                                                                         --------------------------   -----------------------------
                                                                           2005             2004          2005              2004
                                                                         ----------     -----------   ------------      -----------

Revenues:
     Transaction revenues with related parties
           Fully electronic transactions                                  $18,933        $ 25,489       $58,174           $ 85,170
           Voice-assisted brokerage transactions                            6,190           5,233        19,128             16,449
           Screen-assisted open outcry transactions                         1,121             225         1,931                614
                                                                          --------       ---------     ---------          ---------
       Total transaction revenues with related parties                     26,244          30,947        79,233            102,233
     Software Solutions fees from related parties                           6,099           4,681        18,860             13,268
     Software Solutions and licensing fees from unrelated parties           3,770           3,278        11,712              9,383
     Interest income                                                        1,644             865         4,311              2,370
                                                                          --------       ---------     ---------          ---------
           Total revenues                                                  37,757          39,771       114,116            127,254
                                                                          --------       ---------     ---------          ---------

Expenses:
     Compensation and employee benefits                                    13,048          10,499        38,989             29,582
     Amortization of software development costs and other intangibles       5,206           4,109        14,376             11,643
     Occupancy and equipment                                                7,712           6,322        22,657             18,622
     Professional and consulting fees                                       1,314           1,663         3,366              3,461
     Communications and client networks                                     1,931           1,684         5,569              4,892
     Marketing                                                                390             319         1,252              1,084
     Administrative fees to related parties                                 3,216           3,435        10,515              9,604
     Other                                                                  2,113           1,846         7,467              5,479
                                                                          --------       ---------     ---------          ---------
           Total operating expenses                                        34,930          29,877       104,191             84,367
                                                                          --------       ---------     ---------          ---------

Income before income taxes                                                  2,827           9,894         9,925             42,887

Income tax provision                                                          827           3,869         3,379             16,768

                                                                          --------       ---------     ---------          ---------
Net operating income                                                      $ 2,000         $ 6,025       $ 6,546           $ 26,119
                                                                          ========       =========     =========          =========

Non-operating income (loss):
     Charitable contribution Re: 9/11, net of tax                            (262)           (207)         (262)              (207)
     Amortization of business partner and non-employee securities,
       net of tax                                                             (34)            (83)         (200)              (441)
     Litigation costs, net of tax                                            (450)              -        (2,351)                 -
     Acquisition related costs, net of tax                                      -               -        (2,598)                 -
     Gain on sale of investments, net of tax                                  619               -           619                  -
                                                                          --------       ---------     ---------          ---------
           Total non-operating income (loss)                                 (127)           (290)       (4,792)              (648)
                                                                          --------       ---------     ---------          ---------

                                                                          --------       ---------     ---------          ---------
GAAP net income                                                           $ 1,873         $ 5,735       $ 1,754           $ 25,471
                                                                          ========       =========     =========          =========

Per share data:

     Basic pre-tax operating income per share                              $ 0.06          $ 0.18        $ 0.19             $ 0.77

     Basic tax provision per share                                        $ (0.02)        $ (0.07)      $ (0.07)           $ (0.30)
                                                                          --------       ---------     ---------          ---------

     Basic net operating income per share                                  $ 0.04          $ 0.11        $ 0.12             $ 0.47

     Basic non-operating (loss) per share                                 $ (0.00)        $ (0.01)      $ (0.09)           $ (0.01)
                                                                          --------       ---------     ---------          ---------

     Basic GAAP earnings (loss) per share                                  $ 0.04          $ 0.11        $ 0.03             $ 0.46
                                                                          ========       =========     =========          =========

     Diluted pre-tax operating income per share                            $ 0.06          $ 0.18        $ 0.19             $ 0.75

     Diluted tax provision per share                                      $ (0.02)        $ (0.07)      $ (0.07)           $ (0.29)
                                                                          --------       ---------     ---------          ---------

     Diluted net operating income per share                                $ 0.04          $ 0.11        $ 0.12             $ 0.46

     Diluted non-operating (loss) per share                               $ (0.00)        $ (0.01)      $ (0.09)           $ (0.01)
                                                                          --------       ---------     ---------          ---------

     Diluted GAAP earnings (loss) per share                                $ 0.04          $ 0.10        $ 0.03             $ 0.45
                                                                          ========       =========     =========          =========

     Basic weighted average shares of common stock outstanding             50,998          54,398        51,805             55,538
                                                                          ========       =========     =========          =========

     Diluted weighted average shares of common stock outstanding           51,697          55,289        52,586             57,065
                                                                          ========       =========     =========          =========

     Pre-tax operating margin                                                7.5%           24.9%          8.7%              33.7%

                           eSPEED, INC. & SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                 Three Months Ended            Nine Months Ended
                                                                                    September 30,                September 30,
                                                                              -----------------------      ------------------------
                                                                                2005           2004          2005            2004
                                                                              --------       --------      --------       ---------

Cash flows from operating activities:
         Net income                                                           $ 1,873        $ 5,735       $ 1,754        $ 25,471
Adjustments to reconcile net income to net cash provided
by operating activities:
         Depreciation and amortization                                          7,880          6,140        22,050          17,271
         Amortization of business partner and non-employee securities              49            136           310             722
         Amortization of employee stock based compensation                        536              -         1,608               -
         Equity in net loss (income) of unconsolidated investments                (10)            32             5              42
         Gain on sale of investments                                           (1,015)             -        (1,015)              -
         Deferred income tax expense                                              741            414           298           1,022
         Tax benefit from employee stock options and warrant exercises             25             23           109             958
         Issuance of securities under employee benefit plan                        61             30           186              90

Changes in operating assets and liabilities:
         Receivable from related parties                                       (1,757)           (93)       (6,187)            300
         Other assets                                                             988             32           490          (1,447)
         Payable to related parties                                             1,611           (141)       (1,056)         (2,907)
         Accounts payable and accrued expenses                                  5,146          9,514         7,469           9,632
         Deferred income                                                         (104)             -          (313)              -
                                                                            ----------     ----------    ----------      ----------
         Net cash provided by operating activities                             16,024         21,822        25,708          51,154
                                                                            ----------     ----------    ----------      ----------

Cash flows from investing activities:
         Purchase of fixed assets                                              (3,864)        (1,941)      (11,330)        (11,271)
         Capitalization of software development costs                          (5,876)        (5,200)      (15,399)        (13,647)
         Capitalization of patents and related defense costs                     (589)        (1,641)       (1,688)         (4,441)
         Proceeds from sale of investments                                      5,840              -         5,840               -
         Purchase of investment                                                     -              -             -            (360)
                                                                            ----------     ----------    ----------      ----------
         Net cash used in investing activities                                 (4,489)        (8,782)      (22,577)        (29,719)
                                                                            ----------     ----------    ----------      ----------

Cash flows from financing activities:
         Purchase of Class A common stock                                      (9,504)       (29,752)      (28,941)        (29,752)
         Proceeds from exercises of stock options and warrants                    121             58           433           1,811
         Receivable from broker on stock option exercises                           -            123             -           1,073
                                                                            ----------     ----------    ----------      ----------
         Net cash used in financing activities                                 (9,383)       (29,571)      (28,508)        (26,868)
                                                                            ----------     ----------    ----------      ----------

Net increase (decrease) in cash and cash equivalents                            2,152        (16,531)      (25,377)         (5,433)
                                                                            ----------     ----------    ----------      ----------

Cash and cash equivalents at beginning of period                               20,567         34,115        19,884          55,318
Reverse repurchase agreements with related parties at beginning of period     161,592        205,483       189,804         173,182
                                                                            ----------     ----------    ----------      ----------
Total cash and cash equivalents at beginning of period                        182,159        239,598       209,688         228,500
                                                                            ----------     ----------    ----------      ----------

Cash and cash equivalents at end of period                                     12,291         37,116        12,291          37,116
Reverse repurchase agreements with related parties at end of period           172,020        185,951       172,020         185,951
                                                                            ----------     ----------    ----------      ----------
Total cash and cash equivalents at end of period                            $ 184,311      $ 223,067     $ 184,311       $ 223,067
                                                                            ==========     ==========    ==========      ==========

                           eSPEED, INC. & SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF FREE CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                               Three Months Ended               Nine Months Ended
                                                                  September 30,                    September 30,
                                                          ---------------------------      ---------------------------
                                                            2005               2004          2005               2004
                                                          ---------        ----------      --------           --------

Pre-tax operating income                                  $ 2,827            $ 9,894       $ 9,925            $ 42,887

Depreciation and amortization                               7,880              6,140        22,050              17,271
Other non-cash and non-operating items                       (496)                62        (6,425)                132
                                                          --------           --------      --------           ---------
Pre-tax operating income adjusted for depreciation,
  amortization                                             10,211             16,096        25,550              60,290
                                                          --------           --------      --------           ---------
and other

Income tax (provision) benefit on operating income           (827)            (3,869)       (3,379)            (16,768)
Income tax benefit on non-operating loss                      367                186         3,105                 414
Deferred income tax expense                                   741                414           298               1,022
Tax benefit from stock option and warrant exercises            25                 23           109                 958
Income taxes paid                                               -              1,665             -              12,851
                                                          --------           --------      --------           ---------
(Increase) decrease in current income tax payable             306             (1,581)          133              (1,523)

Changes in related party receivable and payable, net         (145)              (234)       (7,243)             (2,607)
Changes in other operating assets and liabilities, net      6,030              7,881         7,646              (4,666)
Charitable contribution Re: 9/11                             (378)              (340)         (378)               (340)
                                                          --------           --------      --------           ---------
     Net cash provided by operating activities             16,024             21,822        25,708              51,154
                                                          --------           --------      --------           ---------

Purchases of fixed assets                                  (3,864)            (1,941)      (11,330)            (11,271)
Capitalization of software development costs               (5,876)            (5,200)      (15,399)            (13,647)
Capitalization of patents and related defense costs          (589)            (1,641)       (1,688)             (4,441)
Purchase of investment                                          -                  -             -                (360)
Proceeds from sale of investment                            5,840                  -         5,840                   -
                                                          --------           --------      --------           ---------
     Free cash flows                                       11,535             13,040         3,131              21,435
                                                          --------           --------      --------           ---------

Related party receivable and payable, net                     145                234         7,243               2,607
                                                          --------           --------      --------           ---------
     Free cash flows, net of related party activity        11,680            $13,274        10,374            $ 24,042
                                                          ========           ========      ========           =========

                          eSPEED, INC. AND SUBSIDIARIES
        RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP (UNAUDITED)
                                 (IN THOUSANDS)

                                                                       Three Months Ended              Nine Months Ended
                                                                          September 30,                   September 30,
                                                                  ---------------------------     ----------------------------
                                                                      2005            2004            2005            2004
                                                                  -----------     -----------     ------------    ------------

Revenues                                                            $ 37,757        $ 39,771        $ 114,116       $ 127,254
Gain on sale of investments [a]                                        1,015               -            1,015               -
                                                                  -----------     -----------     ------------    ------------
GAAP revenues                                                       $ 38,772        $ 39,771        $ 115,131       $ 127,254
                                                                  -----------     -----------     ------------    ------------

Operating expenses                                                  $ 34,930        $ 29,877        $ 104,191        $ 84,367
Amortization of business partner and non-employee securities [b]          49             136              310             722
Litigation costs [c]                                                     705               -            3,722               -
Acquisition related fees [d]                                               -               -            4,124               -
Charitable contribution Re: 9/11 [e]                                     378             340              378             340
                                                                  -----------     -----------     ------------    ------------
GAAP expenses                                                       $ 36,062        $ 30,353        $ 112,725        $ 85,429
                                                                  -----------     -----------     ------------    ------------

Pre-tax operating income                                             $ 2,827         $ 9,894          $ 9,925        $ 42,887
Sum of reconciling items = [a] - [b] - [c] - [d] - [e]                  (117)           (476)          (7,519)         (1,062)
                                                                  -----------     -----------     ------------    ------------
GAAP income before income tax provision                              $ 2,710         $ 9,418          $ 2,406        $ 41,825
                                                                  -----------     -----------     ------------    ------------

Income tax provision                                                   $ 827         $ 3,869          $ 3,379        $ 16,768
Income tax benefit on non-operating loss [f]                              10            (186)          (2,727)           (414)
                                                                  -----------     -----------     ------------    ------------
GAAP income tax provision                                              $ 837         $ 3,683            $ 652        $ 16,354
                                                                  -----------     -----------     ------------    ------------

Net operating income                                                 $ 2,000         $ 6,025          $ 6,546        $ 26,119
Sum of reconciling items = [a] - [b] - [c] - [d] - [e] - [f]            (127)           (290)          (4,792)           (648)
                                                                  -----------     -----------     ------------    ------------
GAAP net income                                                      $ 1,873         $ 5,735          $ 1,754        $ 25,471
                                                                  -----------     -----------     ------------    ------------

eSPEED, INC. AND SUBSIDIARIES
QUARTERLY MARKET ACTIVITY REPORT

                                                                       ----------------------------------------------------------
                                                                          3Q04        4Q04        1Q05        2Q05        3Q05
                                                                       ----------------------------------------------------------

VOLUME (IN BILLIONS)
Fully Electronic Volume - Excluding New Products                           6,520       5,669       6,384       7,111       8,014
Fully Electronic Volume - New Products*                                      376         497         436         506         376
Voice-Assisted Volume                                                      3,491       3,688       4,726       7,401       8,576
                                                                       ----------------------------------------------------------
   Total Electronic Volume                                                10,388       9,854      11,546      15,018      16,966
                                                                       ==========================================================

ELECTRONIC TRANSACTION COUNT
Fully Electronic Transactions - Excluding New Products                 1,127,444     998,215   1,055,479   1,304,403   1,642,579
Fully Electronic Transactions - New Products*                             73,457      92,903      71,309      91,408     115,483
Voice-Assisted Transactions                                              157,134     152,883     189,129     215,229     224,291
                                                                       ----------------------------------------------------------
   Total Transactions                                                  1,358,035   1,244,001   1,315,917   1,611,040   1,982,353
                                                                       ==========================================================

                                                                       ----------------------------------------------------------
eSpeed Equities Direct Access (Number of Shares Traded In Millions)          105         123         168         178         154
                                                                       ==========================================================

Trading Days                                                                  64          62          61          64          64

                                                                           % Change           % Change
                                                                    -------------------------------------
                                                                          3Q05 vs 2Q05       3Q05 vs 3Q04

VOLUME (IN BILLIONS)
Fully Electronic Volume - Excluding New Products                              12.7%              22.9%
Fully Electronic Volume - New Products*                                      (25.7%)             (0.1%)
Voice-Assisted Volume                                                         15.9%             145.7%
                                                                    -------------------------------------
   Total Electronic Volume                                                    13.0%              63.3%
                                                                    =====================================

ELECTRONIC TRANSACTION COUNT
Fully Electronic Transactions - Excluding New Products                        25.9%              45.7%
Fully Electronic Transactions - New Products*                                 26.3%              57.2%
Voice-Assisted Transactions                                                    4.2%              42.7%
                                                                    -------------------------------------
   Total Transactions                                                         23.0%              46.0%
                                                                    =====================================

                                                                    -------------------------------------
eSpeed Equities Direct Access (Number of Shares Traded In Millions)          (13.3%)             47.2%
                                                                    =====================================

Trading Days

--------------------------------------------------------------------------
                                Trading Days
--------------------------------------------------------------------------
                                    2006
                                    ----
        Q1                  Q2                Q3                Q4
        --                  --                --                --
        62                  63                63                62

                                    2005
                                    ----
        Q1                  Q2                Q3                Q4
        --                  --                --                --
        61                  64                64                61

                                    2004
                                    ----
        Q1                  Q2                Q3                Q4
        --                  --                --                --
        62                  62                64                62
--------------------------------------------------------------------------

* New Products defined as Mortgage-Backed Securities, Foreign Exchange, Interest
Rate Swaps, Repos and Futures. CBOT Futures volume calculated based on per contract notional value of $200,000 for the two year contract and $100,000 for all others.

Global Interest Rate Futures Volume (1)
            CBOT - US Treasury Contracts             97,875,096  102,886,955  113,756,640  120,086,840  109,470,625   (8.8%)  11.8%
            CME - Euro $ Contracts                   82,256,775   75,602,802   90,815,456  117,034,054  105,199,005  (10.1%)  27.9%
            EUREX - Bund Contracts                   55,998,582   64,362,839   83,539,303   80,150,635   66,780,116  (16.7%)  19.3%

Fed UST Volume (in billions) (2)
            UST Volume                                   31,080       31,086       34,570       36,749       34,554   (6.0%)  11.2%
            Average Daily UST Volume                        486          501          567          574          540   (6.0%)  11.2%

NYSE  - Volume (shares traded) - in millions (3)         84,905       95,990       99,372      100,439       98,074   (2.4%)  15.5%
            Transaction Value - in millions           2,632,744    3,133,420    3,416,701    3,456,359    3,513,352    1.6%   33.4%

NASDAQ  - Volume (shares traded) - in millions (4)       99,636      119,651      121,179      112,473      104,927   (6.7%)   5.3%
            Transaction Value - in millions           1,896,115    2,398,921    2,585,334    2,467,331    2,353,027   (4.6%)  24.1%

Sources: (1) Futures Industry Association - Monthly Volume Report -
             (www.cbot.com, www.cme.com, www.eurexchange.com)
         (2) www.ny.frb.org/pihome/statistics/dealer - Federal Reserve Bank
         (3) NYSE - www.nyse.com
         (4) NASDAQ - www.marketdata.nasdaq.com

-----------------------------------------------------------------------------------------------------------------------------------
Fiscal Year 2004                    Jan'04     Feb'04     Mar'04     Apr'04     May'04     Jun'04     Jul'04     Aug'04     Sep'04

Volume Data (in billions)
            Fully Electronic         2,982      2,464      2,897      2,912      2,550      2,528      2,151      2,134      2,612
            Voice                    1,144      1,146      1,296      1,058      1,019        994      1,180      1,023      1,288
            Total                    4,126      3,610      4,192      3,970      3,569      3,522      3,331      3,157      3,900

Transaction Count
            Fully Electronic       449,197    379,084    460,327    460,211    417,503    413,309    361,945    376,279    462,677
            Voice                   57,178     54,485     63,373     56,948     55,533     53,425     51,941     46,242     58,951
            Total                  506,375    433,569    523,700    517,159    473,036    466,734    413,886    422,521    521,628

Trading Days                            20         19         23         21         20         21         21         22         21
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Fiscal Year 2005                    Jan'05     Feb'05     Mar'05     Apr'05     May'05     Jun'05     Jul'05     Aug'05     Sep'05

Volume Data (in billions)
            Fully Electronic         2,027      2,229      2,565      2,524      2,499      2,595      2,251      2,722      3,416
            Voice                    1,550      1,628      1,548      1,922      2,116      3,363      2,568      2,820      3,188
            Total                    3,577      3,857      4,113      4,445      4,614      5,959      4,819      5,543      6,604

Transaction Count
            Fully Electronic       341,336    362,482    422,970    440,972    452,148    502,691    472,307    553,028    732,727
            Voice                   64,431     59,901     64,797     64,006     67,051     84,172     67,245     72,763     84,283
            Total                  405,767    422,383    487,767    504,978    519,199    586,863    539,552    625,791    817,010

Trading Days                            20         19         22         21         21         22         20         23         21
-----------------------------------------------------------------------------------------------------------------------------------